Business combinations - Pro Forma Information (Details) - BTCL and HSBCBB - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Unaudited pro forma financial information
Total net revenue	$ 407,453	$ 378,915
Total non-interest operating expense	289,019	293,700
Pro forma net income post business combination	$ 118,434	$ 85,215